Exhibit 10.10

                            REVOLVING LOAN AGREEMENT
                               FOR FOREX365, INC.


         THIS REVOLVING LOAN AGREEMENT (the "Agreement") is made and entered into as of May 5, 2008, by and among Vero Management, L.L.C., a Delaware limited liability company (the "Lender") and Forex365, Inc., a Nevada corporation (the "Borrower").

         WHEREAS, on May 5, 2008, the Borrower's Board of Directors approved certain advances to be made from the Lender to the Borrower to provide the Borrower with funds for working capital.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. The Lender agrees to make advances to the Borrower from time to time at the request of the Borrower. The advances outstanding shall not exceed $15,000.

         2. The Borrower shall repay the outstanding advances from time to time, in whole or in part. All advances outstanding shall be due and payable in full on June 30, 2008.

         3. The outstanding advances shall bear interest at a rate of 6% per annum.

         4. The parties hereto shall maintain a schedule of advances and payments hereunder which is attached hereto.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                   FOREX365, INC.




                                   By: /s/ Kevin R. Keating
                                       -----------------------------------------
                                       Kevin R. Keating, Chief Executive Officer


                                   VERO MANAGEMENT, L.L.C.



                                   By: /s/ Kevin R. Keating
                                       -----------------------------------------
                                       Kevin R. Keating, Manager



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                        Schedule of Advances and Payments


Date                  Advance             Payment            Balance Outstanding
----                  -------             -------            -------------------


5/5/08              $10,500.00               0                  $10,500.00